CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-2868.


                                                             ARTHUR ANDERSEN LLP


Phoenix, Arizona,
  March 24, 1997.